                                                                  Execution Copy

                        PURCHASE AND ASSUMPTION AGREEMENT

                                     BETWEEN

                      THE METROPOLITAN SAVINGS BANK OF OHIO

                                       AND

                          THE CITIZENS BANKING COMPANY

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I - DEFINITIONS ..........................................................................................1

ARTICLE II - PURCHASE OF ASSETS AND ASSUMPTION
                   OF LIABILITIES.................................................................................2

2.1      Effective Date...........................................................................................2
2.2      Transfer and Consideration...............................................................................3
2.3      Cash Payment.............................................................................................4
2.4      Adjustment to Cash Premium...............................................................................5
2.5      Allocation of Consideration..............................................................................5
2.6      Purchase of Loans........................................................................................6
2.7      Additional Obligations of the Seller.....................................................................7
2.8      Additional Obligations of the Purchaser.................................................................11
2.9      Certain Transitional Matters............................................................................11
2.10     Indemnification.........................................................................................14
2.11     Pro-Rata Adjustment of Expenses.........................................................................16
2.12     Settlement Procedure....................................................................................16

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER.......................................................17

3.1      Corporate Organization..................................................................................17
3.2      No Violation............................................................................................17
3.3      Corporate Authority and Validity........................................................................18
3.4      Deposit Liability Records...............................................................................18
3.5      Loan Records............................................................................................19
3.6      Leases; Title to Property; Encumbrances.................................................................19
3.7      Litigation..............................................................................................20
3.8      Assignment of Credit Insurance..........................................................................20
3.9      Certificates of Deposit.................................................................................21
3.10     Quality of Representatives and Warranties...............................................................21
3.11     Limitation of Warranties................................................................................21
3.12     Consultant's Fees.......................................................................................21
3.13     Environmental...........................................................................................22
3.14     Representations and Warranties as to each Qualified Loan................................................23



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
ARTICLE IV - REPRESENTATION AND WARRANTIES OF PURCHASER..........................................................26

4.1      Corporate Organization..................................................................................27
4.2      No Violation............................................................................................27
4.3      Corporate Authority and Validity........................................................................27
4.4      Consultant's Fees.......................................................................................28

ARTICLE V - CONDUCT OF BUSINESS PENDING THE EFFECTIVE DATE.......................................................28

5.1      Activity in the Ordinary Course.........................................................................28
5.2      Insurance and Casualty..................................................................................29

ARTICLE VI - OBLIGATION OF PARTIES PRIOR TO AND AFTER THE
                  EFFECTIVE DATE.................................................................................30

6.1      Full Access.............................................................................................30
6.2      Requirements to Obtain Approval of Regulatory Authorities...............................................31
6.3      Further Assurance.......................................................................................31
6.4      Employees...............................................................................................32
6.5      Non-Solicitation Clause.................................................................................32
6.6      Restriction on New Branches.............................................................................33

ARTICLE VII - CONDITIONS TO PURCHASER'S OBLIGATIONS..............................................................33

7.1      Representations and Warranties True.....................................................................33
7.2      Obligations Performed...................................................................................34
7.3      No Adverse Litigation...................................................................................34
7.4      Regulatory Approval.....................................................................................34
7.5      Certificate of Compliance...............................................................................34
7.6      Comfort by Purchaser....................................................................................35
7.7      Payment of Branches Employee Obligations................................................................35
7.8      Delivery by Seller......................................................................................36
7.9      Material Adverse Change.................................................................................36
7.10     Satisfactory Environmental Audit........................................................................36

ARTICLE VIII - CONDITIONS TO THE SELLER'S OBLIGATIONS............................................................36

8.1      Representations and Warranties True.....................................................................37
8.2      Obligations Performed...................................................................................37
8.3      No Adverse Litigation...................................................................................37
8.4      Regulatory Approval.....................................................................................37
8.5      Certificate of Compliance...............................................................................38

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
ARTICLE IX - TERMINATION.........................................................................................38

9.1      Methods of Termination..................................................................................38
9.2      Procedure Upon Termination..............................................................................39

ARTICLE X - MISCELLANEOUS PROVISIONS.............................................................................39

10.1     Amendment and Modification..............................................................................39
10.2     Waiver or Extension.....................................................................................39
10.3     Assignment..............................................................................................40
10.4     Survival of Representations and Warranties..............................................................40
10.5     Payment of Expenses.....................................................................................40
10.6     Notice to Branches Customers and the Public.............................................................41
10.7     Addresses for Notice, et................................................................................42
10.8     Confidentiality.........................................................................................43
10.9     Counterparts............................................................................................43
10.10             Headings.......................................................................................43
10.11             Governing Law..................................................................................43

SIGNATURE PAGE...................................................................................................44

EXHIBIT A -        Branches

EXHIBIT B -        Deposit Liabilities Assumed

EXHIBIT C -        Cash on Hand

EXHIBIT D -        Assignment of Certain Assets and Assumption of Certain Liabilities

EXHIBIT E -        Preliminary and Adjusting Settlement Worksheets

EXHIBIT F -        Loans

EXHIBIT G -        Employees

EXHIBIT H -        Deposit Premium Allocation

EXHIBIT I -        Special Warranty Deed


                                       iii


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EXHIBIT J          Brokered Deposits

EXHIBIT K          Personal Property Leases

EXHIBIT L          Contracts

EXHIBIT M          Bill of Sale

         THIS PURCHASE AND ASSUMPTION AGREEMENT made as of this 10th day of June, 1997, between THE METROPOLITAN SAVINGS BANK OF OHIO ("SELLER"), a savings bank chartered and existing under the laws of the State of Ohio and having its executive offices in Youngstown, Ohio, and THE CITIZENS BANKING COMPANY, (Purchaser"), a commercial bank chartered and existing under the laws of the State of Ohio and having its executive offices in Salineville, Ohio;

         WHEREAS, the Seller desires to sell certain assets and assign certain liabilities associated with its branch offices listed on attached Exhibit "A" (the "Branches"); and

         WHEREAS, the Purchaser desires to purchase such assets and assume such liabilities of the Branches upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------

         As used in this Agreement, the following terms have the definitions indicated:

         "Agreement" means this Purchase and Assumption Agreement between The Metropolitan Savings Bank of Ohio ("Seller") and The Citizens Banking Company ("Purchaser").

         "Branches" means the three (3) branch offices listed on Exhibit "A", including the real property and improvements attendant thereto.

         "Cash On Hand" means all vault cash, teller cash, and prepaid postage located at the Branches, as listed on Exhibit "C".

         "Cash Premium" means Nine Percent (9%) of the Deposit Liabilities as of the Effective Date.

         "Deposit Liabilities" means all deposit liabilities as of the Effective Date domiciled at the Branches, as listed on Exhibit "B".

         "Excluded Deposit Liabilities" means all deposit liabilities identified on "Exhibit "J".

         "Effective Date" shall have the meaning assigned to it in Section 2.1 of the Agreement.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "Leases" means the personal property lease agreements identified on Exhibit "K".

         "Loans" means certain loans, domiciled at the Branches on the Effective Date, that are listed on Exhibit "F" that, on the Effective Date, satisfy the criteria set forth in Section 2.6(e).

         "Net Book Value" means the value recorded on the financial records of Seller as of the thirtieth (30th) day prior to the Effective Date.

         "Purchaser" means The Citizens Banking Company.

         "Seller" means The Metropolitan Savings Bank of Ohio.

         "Superintendent" means the Ohio Superintendent of Financial Institutions. Any of the terms defined in the singular above may also be used in the plural.

                                   ARTICLE II
                                   ----------
                PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES
                ------------------------------------------------

2.1      EFFECTIVE DATE.
         ---------------

         Except as otherwise provided herein, the closing date for the purchase and assumption herein described shall be on a date mutually agreed to by the parties hereto, which date shall be no later than December 31, 1997.

2.2      TRANSFER AND CONSIDERATION.
         ---------------------------

         (a) The Seller agrees, subject to the terms and conditions of this Agreement, to validly sell, assign, transfer, convey and deliver to the Purchaser, on the Effective Date the following assets (the "Assets"):

                  (i) (a) any and all equipment (e.g., ATM machines, etc.), at the Net Book Value on the books of the Seller on the Effective Date, and (b) all of its right, title and interest in and to such of the furniture, fixtures and equipment owned or, to the extent of Seller's interest as lessee, leased by the Seller and situate in the Branches, as shall be agreed upon between Seller and Purchaser prior to the Effective Date, at the Net Book Value;

                  (ii) all of its right, title and interest in and to the safe deposit box agreements relating to safety deposit boxes at the Branches;

                  (iii) all of the right, servicing rights, title and interest to the Loans;

                  (iv) all of its right, title and interest to such contracts pertaining to the operation of the Branches (the "Contracts") as identified at Exhibit "L";

                  (v) all of its right, title and interest to the real estate comprising Branches, as shown on Exhibit A attached hereto and made a part hereof together with all fixtures and improvements thereon (the "Premises");

                  (vi) all of its right, title and interest to the credit insurance, and unearned commissions related thereto, with respect to the Loans; and

                  (vii) all of its right, title and interest in and to the Cash On Hand.

         (b) The Purchaser agrees that on the Effective Date, subject to the terms and conditions of this Agreement and as consideration for the aforesaid sale, assignment, transfer, conveyance and delivery, to assume the following liabilities (the "Liabilities"):

                  (i)      the Deposit Liabilities;

                  (ii) all duties and obligations of Seller under the Leases and the Contracts;

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



                  (iii) all duties and obligations of Seller with respect to the safe deposit box business.

2.3      CASH PAYMENT.
         -------------

         In consideration for the transfer of the Assets by Seller pursuant to
Section 2.2(a) and the assumption of the Liabilities pursuant to Section 2.2(b), on the Effective Date Seller shall transfer to Purchaser by wire transfer of immediately available funds (the "Cash Payment") an amount equal to: (a) the sum of (i) the aggregate balance of the Deposit Liabilities and Excluded Deposit Liabilities including accrued and unpaid interest thereon assumed by Purchaser under paragraph (b)(i) of Section 2.2, and (ii) any collected but unearned fees or rentals paid in advance for safe deposit boxes, less (b) the sum of (i) the Cash Premium, (ii) the Loan Purchase Price pursuant to Section 2.6(b), (iii) Net Book Value of the Branches, (iv) Net Book Values of the leasehold improvements and furniture, fixtures and equipment transferred pursuant to this Agreement, and (v) the Cash On Hand, (c) giving effect to any adjustments required under
Section 2.11 hereof.

2.4      ADJUSTMENT TO CASH PREMIUM.
         ---------------------------

         Subject to the provisions of Section 2.9(d) hereof, an appropriate adjustment to the Cash Premium shall be made in the event an error in calculating the amount of Deposit Liabilities listed on Exhibit B, as updated to and including the close of business on the Effective Date, is discovered by the Purchaser or Seller within ninety (90) days after the Effective Date. If such an error is found by the Purchaser or the Seller, the Purchaser or Seller will notify the other party immediately and will provide proper documentation to substantiate its position. In the event of an error, upon mutual agreement of the parties, the adjusting payment shall be made within two (2) business days after notice of such error and the amount of adjustments has been given.

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2.5      ALLOCATION OF CONSIDERATION.
         ----------------------------

         Purchaser and Seller agree that the Cash Premium shall be allocated in accordance with Exhibit H. In connection with the preparation of such allocation the parties acknowledge that one of the principal effects of the Agreement is the transfer of an additional asset (known in the financial community as a "Core Deposit Intangible"), the value of which is the primary reason Purchaser has agreed to pay the Cash Premium. In addition, the parties acknowledge that another important corollary asset transferred to Purchaser hereunder are the covenants not to compete required under Sections 6.5 and 6.6. Accordingly, the parties agree that, in the preparation of any asset allocation statement, the existence and transfer of the Core Deposit Intangible, the corollary covenants not to compete, and any other intangible shall be taken into account and each shall be assigned a fair market value by Purchaser. (In the event final Treasury regulations are promulgated which do not treat a covenant not to compete as a
Section 1060 asset under the Internal Revenue Code of 1986, as amended, the consideration deemed paid for such covenant shall be equal to the fair market value thereof, determined as set forth above.)

2.6      PURCHASE OF LOANS.
         ------------------

         (a) The Purchaser shall have the right to purchase from the Seller on the Effective Date all loans associated with the Branches. The Purchaser shall be afforded the opportunity to conduct reasonable due diligence with respect to the loans, and shall have the right to reject any loan that fails to meet any of the criteria identified in Section 2.6(e) as of the Effective Date.

         (b) The purchase price for the Loans shall be an amount equal to: (i) the book value of each Loan, plus accrued and unpaid interest and fees owed on each Loan, each as of the close of business on the day prior to the Effective Date; (ii) less any unearned commission with regard to credit insurance related to any Loan, less prepaid interest on each

Loan, and less any unearned discount on each Loan, each as of the close of business on the day prior to the Effective Date (the "Loan Purchase Price").

         (c) In connection with the Loans transferred to Purchaser hereunder, Seller agrees to assign and transfer to Purchaser all credit life insurance policies applicable to such Loans. Purchaser agrees to provide any required notice of transfer of such policies to customers, to assume and accept all privileges, benefits, liabilities and obligations in connection with such transfer of such policies, and Seller and Purchaser shall execute all such instruments as may be required by the issuer of such policies in connection with such transfer.

         (d) All Loans transferred to Purchaser on the Effective Date pursuant to Section 2.5 shall be transferred without any warranties or representations as to the creditworthiness or the solvency of any obligors.

         (e) With respect to each of the Loans, Seller represents as follows:

                  (i) NOT CLASSIFIED: The loan is not classified by Seller or by any regulatory authority as special mention, substandard, doubtful or loss under applicable asset classification guidelines;

                  (ii) DELINQUENCY STATUS: The loan is not more than 60 days past due or has not been 30 days past due three times within the previous 18 months under the original terms of the loan agreement..

                  (iii) ACCRUAL STATUS: The loan is not on non-accrual status and is not a potential problem loan as described in
                           Part III. C.2. of Guide 3 of the Securities and Exchange Commission (the "SEC");

                  (iv) RESERVE STATUS: No specific allocation exists in Seller's loan loss reserve with respect to any portion of the loan;

                  (v) INTEREST RESERVE: No portion of the interest payment on the loan is being paid from an interest reserve account.

         (f) In addition, those other Loans ("Other Loans") that are not rejected by Purchaser on the basis of any of the criteria set forth in Section 2.6 (f) hereunder, but are proposed to be rejected by Purchaser for other creditworthiness reasons, the Other Loans shall be identified to Seller along with the Purchaser's explanation of the creditworthiness deficiencies of the Other Loans. The Other Loans mutually agreed to by Seller and Purchaser will not be transferred to Purchaser on Effective Date of this Agreement.

2.7      ADDITIONAL OBLIGATIONS OF THE SELLER.
         -------------------------------------

         (a)      On the Effective Date, the Seller shall:

                  (i) deliver to Purchaser good and marketable title to the Assets and deliver to Purchaser such of the assets purchased as shall be capable of physical delivery, including, without limitation, all assets and related records comprising the safe deposit box business and safekeeping business at the Branches;

                  (ii) execute, acknowledge and deliver to Purchaser Limited Warranty Deeds, in the form of Exhibit I hereto, with respect to the Premises, and an Assignment and Assumption Agreement, in the form of Exhibit D hereto, and all such endorsements, assignments, deeds, conveyances, bills of sale, and other instruments of conveyance, assignment and transfer as shall be reasonably necessary or advisable to consummate the sale and transfer of the Assets and Liabilities to Purchaser;

                  (iii) seller and Purchaser will equally bear the cost of all taxes and charges assessed on the transfer of the deeds associated with the Branches;

                  (iv) seller will convey the real estate by Limited Warranty Deeds for the Premises and provide such marketable title as shall be insurable by a reputable title insurance company licensed to do business in the State of Ohio, at Seller's expense;

                  (v) execute and deliver a Bill of Sale for personal property in the form as set forth in Exhibit "M";

                  (vi) assign, transfer and deliver to Purchaser such of the following records pertaining to the Deposit
                           Liabilities:

                           (A) signature cards, certificate of deposit file copies, orders and contracts between the Seller and branch depositors (including but not limited to stop payment orders and I.R.A. documentation), and records of similar character;

                           (B) records of account on electronic data files and/or paper reports including, (I) with respect to each deposit account, name(s) of account holder(s), mailing address, social security number(s), account type, account balance, amount of accrued interest, taxpayer identification number, income tax withholding information, transactions occurring after December 31, 1996 and prior to the Effective Date, and any special information or remarks, (II) electronic subfiles containing I.R.A. information and data and (III) information about Automated Clearing House ("ACH") transactions relating to each deposit account, including the amount and date of recurring payments and financial transactions; and

                           (C) If requested by Purchaser, a master deposit account file on microfiche including all transactions occurring after December 31, 1996 and prior to the Effective Date with respect to the deposit accounts, and specifically setting forth the amount of interest paid or credited during such period;

                  (iv) assign, transfer and deliver to Purchaser all collateral security of any nature whatsoever as collateral for any Loans acquired by Purchaser pursuant to Section 2.6, including without limitation: (A) duly executed assignments of all mortgages in recordable form; (B) UCC-3 financing statement forms assigning any security interests, properly completed and executed; and

                           (C) any other document necessary to assign any lien on, or a security interest in, any motor vehicle or other asset collateralizing any Loan;

                  (v) assign, transfer and deliver to Purchaser completed loan files and records (in whatever form or medium is maintained by Seller) pertaining to the Loans acquired by Purchaser pursuant to Section 2.6;

                  (vi) assign, transfer and deliver to Purchaser complete and accurate records pertaining to the safe deposit operations at the Branches, (in whatever form or medium is maintained by Seller) including all relevant safe deposit contracts; and

                  (vii) transfer and deliver to Purchaser all securities and papers held by the Seller in safekeeping for its customers at the Branches, together with complete and accurate records relating thereto (in whatever form or medium is maintained by Seller).

         (b) Prior to the Effective Date, Seller agrees to secure all necessary consents for the assignment of the Leases and Contracts relating to the operation of the Branches and credit insurance policies with respect to the Loans.

         (c) Effective as of the close of business on the day prior to the Effective Date, Seller agrees to process for each deposit account, the account holders of which receive a periodic statement of account activity, a statement setting forth all activity occurring since the last statement was issued.

         (d) If requested to do so by Purchaser, Seller agrees to provide to holders of deposit accounts Forms 1099 with respect to interest paid or credited prior to the Effective Date, and any other tax forms required to be provided to the customer or the Internal Revenue Service with respect to transactions related to deposit accounts and occurring prior to the Effective Date.

                  The Purchaser agrees that it will preserve and safely keep, for as long as may be required by applicable law, all of the files, books of account and the records referred to above for the joint benefit of itself and the Seller, and that it will permit the Seller or its representatives, at any reasonable time and at the Seller's expense, to inspect, and make extracts from or copies of, any such files, books of account, or records as the Seller shall reasonably deem necessary for the sole purpose of enforcing this Agreement; provided, however, nothing herein shall require the Purchaser to breach any obligation of confidentiality to any depositor or borrower.

         From and after the Effective Date the Seller agrees that it will preserve and safely keep, for as long as may be required by applicable law, all of the historical books and records of account pertaining to the Deposit Liabilities assumed by the Purchaser for the joint benefit of itself and the Purchaser, and that it will permit the Purchaser or its representatives, at any reasonable time and at the Purchaser's expense, to inspect, and make extracts from or copies of, any such books and records as the Purchaser shall reasonably deem necessary; provided, however, nothing herein shall require the Seller to breach any obligation of confidentiality to any depositor or borrower.

2.8      ADDITIONAL OBLIGATIONS OF THE PURCHASER.
         ----------------------------------------

         (a) To evidence the assumption by the Purchaser of the Deposit Liabilities and obligations of the Seller assumed pursuant to this Agreement, the Purchaser shall execute, acknowledge and deliver to the Seller, on the Effective Date, an instrument of assumption in the form attached hereto as Exhibit D.

         (b) Purchaser agrees to assume and discharge the duties and obligations of the Seller, from and after the Effective Date, with respect to the safe deposit box business at the Branches, and to maintain all necessary facilities at a location or locations designated by Purchaser for the use of safe deposit boxes by the renters of safe deposit boxes at the Branches and during the period for which such persons had paid rent therefor in advance to the Seller, subject to the provisions of the rental agreements between it and the respective renters of such boxes.

2.9      CERTAIN TRANSITIONAL MATTERS.
         -----------------------------

         Following the Effective Date:

         (a) The Purchaser agrees to pay in accordance with law and customary banking practices all properly drawn and presented checks, drafts and withdrawal orders presented to the Purchaser by mail, over the counter or through the check clearing system of the banking industry, by depositors of the Deposit Liabilities (but in no event in an amount in excess of the collected balance of the respective deposit account), whether drawn on the checks, drafts or withdrawal order forms provided by the Seller or by the Purchaser, and in all other respects to discharge, in the usual course of the banking business, the duties and obligations of the Seller with respect to the balances due and owing to the depositors whose accounts are assumed by the Purchaser. The Purchaser's obligation under this paragraph to honor checks, drafts and withdrawal orders on forms provided by the Seller and carrying its imprint (including name and transit routing number) shall not apply to any such check, draft or withdrawal order presented to Purchaser more than sixty (60) days following the Effective Date.

         (b) If any depositor draws a check, draft or withdrawal order against the Deposit Liabilities which is presented or charged to the Seller within sixty
(60) days after the Effective Date, the Seller shall pay the same and the Purchaser agrees to reimburse the Seller for any such payments or charges, provided there are sufficient funds in the depositor's account. The Seller shall not be deemed to have made any representation or warranty to the Purchaser with respect to any such checks, drafts or withdrawal orders of depositors whose accounts have been assumed by the Purchaser, and any such representations or warranties implied by law are hereby disclaimed. The Purchaser will settle with the Seller, on a weekly basis, any such checks, drafts or orders of withdrawal presented by Seller to Purchaser for reimbursement. In order to reduce the continuing charges to the Seller through the check clearing system of the banking industry which will result from check forms of the Seller being used after the Effective Date by the depositors whose accounts are assumed, the Purchaser agrees, at its cost and expense, and without charge to such depositors, to notify such depositors, within thirty (30) days following the Effective Date, of the Purchaser's assumption of Deposit Liabilities and to furnish each depositor of an assumed checking account with checks on the forms of the Purchaser with instructions to utilize the Purchaser's checks and to destroy unused checks of the Seller. In addition, subsequent to regulatory approval of the transactions contemplated hereunder, the Seller will notify its affected depositors by letter, in a form mutually acceptable to the Seller and the Purchaser, of the pending assignment to the Purchaser of the Deposit Liabilities and business operations at the Branches which notice shall be at the Seller's cost and expense.

         (c) The Purchaser will pay to the Seller, on a weekly basis, an amount equivalent to the amount of any checks, drafts or withdrawal orders credited to an account which has been assumed by the Purchaser which are returned to the Seller after the Effective Date and require that such account be debited, to the extent that sufficient funds exist in such account.

         (d) Manifest errors in calculation or data entry relating to any amounts supplied hereunder may be corrected by notice to the other party within forty-five (45) days after the Effective Date. Each party hereunder agrees to take any action, including the payment of money or the amendment of any records, necessary to reflect such correction within five (5) business days after receiving such notice from the other party.

         (e)      Seller shall forward to Purchaser:

                  (i) by facsimile on the day received by Seller, (A) any ACH debit or credit to a deposit account, (B) any returned check related to a deposit account, in each case with any information related thereto, (C) checks drawn against deposit accounts and paid by Seller in accordance with (b) above and (D) any payments which are accepted by the Seller on or after the Effective Date that relate in any way to the Loans, with sufficient information so that any such payments may be properly applied;

                  (ii) by overnight courier, within two (2) business days of receipt by Seller the original physical item referred to in (i) above;

                  (iii) by facsimile, on the day received by Seller, followed by the original, by overnight courier, within two (2) business days after received by Seller, any notices or other correspondence received on or after the Effective Date that relate to (A) transactions occurring on or after the Effective Date or (B) general customer issues, in each case with respect to the Loans or deposit accounts.

         (f) Purchaser shall pay to Seller no later than the start of the second business day after the original item is received by Purchaser, (i) an amount equal to 100% of any uncollected item deposited into a deposit account prior to the Effective Date which is returned on or after the Effective Date for any reason as not collected, (ii) the amount of any checks drawn against a deposit account paid by Seller in accordance with (b) above and (iii) ACH debits to deposit accounts paid by Seller in accordance with (b) above, net of Loan payments received by Seller on or after the Effective Date and ACH credits relating to a deposit account received by Seller on or after the Effective Date.

         (g) From and after the Effective Date Seller agrees to promptly respond to all inquiries, notices or correspondence by deposit account or Loan customers regarding any account transaction occurring prior to the Effective Date, affording to such persons the same level of customer service as Seller provides to its own customers. If any such inquiry, notice or correspondence is received by Purchaser, Purchaser agrees to forward such inquiry, notice or correspondence to Seller, by facsimile on the day received by Purchaser, and forward the original inquiry to Seller, by overnight courier, within two (2) business days following receipt thereof by Purchaser.

2.10     INDEMNIFICATION.
         ----------------

         (a) The Seller shall indemnify the Purchaser and hold it harmless from and against any losses (including loss of revenues or profits), liabilities, damages or expenses (collectively, "Losses") that the Purchaser may sustain or become subject to as a result of (i) any breach of any representation, warranty or agreement of Seller contained in this Agreement, (ii) any claim, legal action or administrative proceeding based on any conduct of Seller or resulting from or arising in connection with the operation of the Branches or the administration of the Loans prior to the Effective Date or ownership by Seller of the Branches or any of the Assets transferred hereunder, or (iii) the assertion against Purchaser of any liability or obligation with respect to Taxes (as defined below) attributable to the Assets or operations of the Branches prior to the Effective Date or that Seller is obligated to pay hereunder; provided, however, Seller shall have no obligation to indemnify Purchaser against any Losses for which a claim for indemnification has not been made by Purchaser prior to the expiration of the statute of limitations applicable to that class or type of claim. "Taxes" shall include, but not be limited to, any federal, state, local, foreign and other income, franchises, capital stock, real property, personal property, sales, use, excise, transfer, business privilege, loans and other taxes or governmental fees or charges directly involving or benefitting the Branches, including any interest, penalties or additions to tax on the foregoing.

         (b) The Purchaser shall indemnify the Seller and hold it harmless from and against any losses that the Seller may sustain or become subject to as a result of (i) any breach of any representation, warranty or agreement of Purchaser contained in this Agreement, or (ii) the assertion against Seller of any liability or obligation with respect to Taxes (as defined below) attributable to the Assets or operations of the Branches after the Effective Date or that Purchaser is obligated to pay hereunder; provided, however, Purchaser shall have no obligation to indemnify Seller against any losses for which a claim for indemnification has not been made by Seller prior to the expiration of the statute of limitations applicable to that class or type of claim. "Taxes" shall include, but not be limited to, any federal, state, local, foreign and other income, franchise, capital stock, real property, personal property, sales, use, excise, transfer, business privilege, loans and other taxes or governmental fees or charges directly involving or benefitting the Branches, including any interest, penalties or additions to tax on the foregoing.

         (c) The indemnified party shall, within fifteen (15) days after receiving notice, notify the indemnifying party that any claim or liability has been asserted, shall advise the indemnifying party of all facts relating thereto within the knowledge of the indemnified party, and shall afford the indemnifying party the opportunity, at the indemnifying party's sole cost and expense, to defend against such claim or liability (in which event the indemnified party may participate in the defense at its own sole expense). The indemnified party shall have the right to settle or compromise any such claim or liability and to be indemnified from and against all losses resulting therefrom, unless the indemnifying party, within thirty (30) days after receiving notice of the claim or liability in accordance with this Section , notifies the indemnified party that it intends to defend against such claim or liability and undertakes such defense. Failure to promptly give notice required by this Section shall not relieve either party of its indemnification requirements hereunder.

2.11     PRO-RATA ADJUSTMENT OF EXPENSES.
         --------------------------------

         All FDIC insurance expense accrued or prepaid, relating to the Deposit Liabilities, and similar expenses directly relating to the Assets or Liabilities being transferred, including Real Estate Taxes and Personal Property Taxes, shall be pro-rated on a daily basis and settled between the parties as of the Effective Date.

2.12     SETTLEMENT PROCEDURE.
         ---------------------

         Notwithstanding the transactions herein described occurring on the Effective Date, the settlement for the purchase and assumption and the transfer of the Branches shall occur in two phases as follows:

         (a) On or prior to the Effective Date, the parties will conduct a preliminary settlement using settlement sheet data accumulated through the close of business at the Branches as of the third business day prior to the Effective Date using settlement sheet data as set forth on Exhibit E. The Cash Payment required by Section 2.3 will be based upon such preliminary settlement sheet data.

         (b) Within thirty (30) business days following the Effective Date, once all of the Branches data up to and including the close of business on the day immediately preceding the Effective Date is available, the parties will conduct an adjusting settlement using updated settlement sheet data as set forth on Exhibit E and the Cash Payment formula set forth in Section 2.3. An appropriate adjusting settlement payment from the Seller to the Purchaser or from the Purchaser to the Seller, as the case may be, will be made together with accrued interest thereon calculated at the Federal Funds rate.

                                   ARTICLE III
                                   -----------
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                  --------------------------------------------

         The Seller hereby represents and warrants to the Purchaser as follows:

3.1      CORPORATE ORGANIZATION.
         -----------------------

         The Seller is a savings bank validly existing and in good standing under the laws of the State of Ohio. The Seller has the corporate power and authority to own the Assets being transferred, to carry on its business as presently conducted and to effect the transactions contemplated hereunder. The Seller's Deposit Liabilities are insured by the FDIC to the maximum extent permitted by law.

3.2      NO VIOLATION.
         -------------

         The execution and delivery of this Agreement by Seller does not, and the consummation of the transaction contemplated hereby will not constitute (i) a breach or violation of, or a default under, any law, rule, regulation, judgment decree, order, governmental permit or license, agreement, indenture or instrument of the Seller or to which Seller is subject, which breach, violation or default would have a material adverse effect on the financial condition, business or result of operation of Seller and its subsidiaries taken a whole or
(ii) a breach or violation of, or a default under, Seller's articles of incorporation or by-laws; and the consummation of the transactions contemplated hereby will not require any consent or approval under such law, rule, regulation, judgment, decree, order, governmental permit or license or the consent or approval of any other party to any such agreement, indenture or instrument, other than the approval of applicable regulatory authorities, which shall have been obtained prior to the Effective Date.

3.3      CORPORATE AUTHORITY AND VALIDITY.
         ---------------------------------

         The execution and delivery of this Agreement and consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate action and no further corporate authorization on the part of the Seller is necessary to consummate such transactions. This Agreement is a valid and binding agreement of the Seller enforceable against it in accordance with its terms, subject as to enforcement to conservatorship or receivership, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

3.4      DEPOSIT LIABILITY RECORDS.
         --------------------------

         The Seller has provided the Purchaser with access to all current records of account pertaining to Deposit Liabilities of the Branches to be assumed by the Purchaser pursuant to this Agreement in such form or medium as is maintained by the Seller, which form or medium is recognized by the regulatory authorities as being appropriate. All such records of account are complete and accurate. The records assigned, transferred and delivered to the Purchaser pursuant to Section 2.7 hereof will, at the Effective Date, be in a form or medium which has been recognized by the regulatory authorities as being appropriate, will be accurate and will constitute all such records as are required by such regulatory authorities to be necessary to lawfully conduct the business of taking deposits at the Branches except for those historical books and records of account retained by the Seller for the joint benefit of the Seller and the Purchaser pursuant to Section 2.7 hereof.

3.5      LOAN RECORDS.
         -------------

         The Seller has provided the Purchaser with access to all current records of account pertaining to the Loans which are to be purchased by the Purchaser pursuant to this Agreement in such form or medium as is maintained by the Seller, which form or medium is recognized by the regulatory authorities as being appropriate. All such records are complete and accurate. The records assigned, transferred and delivered to the Purchaser pursuant to Section 2.7 hereof will, at the Effective Date, be accurate and will constitute all such records necessary to lawfully conduct the business of holding the Loans. Seller represents and warrants that documentation relating to the creation of all Loans is legally enforceable by Purchaser, and that all required signatures, authorizing resolutions, security instruments and related items and documents are genuine and complete.

3.6      LEASES; TITLE TO PROPERTY; ENCUMBRANCES.
         ----------------------------------------

         (a) Except as otherwise noted in this Agreement or the attachments hereto, the Seller is the owner of and has good and marketable title to the Assets and Liabilities to be transferred to Purchaser pursuant to this Agreement. In no case are such Assets and Liabilities subject to any mortgage, pledge, lien, adverse interest, conditional sales agreement, lease, encumbrance or charge of any nature whatsoever, except as noted herein or in the Exhibits hereto.

         (b) The Seller has delivered to Purchaser complete and accurate copies of the Leases, if any, of real property or personal property used at the Branches. All such leases are valid and enforceable against the lessor, and there does not exist with respect to the Seller's obligations thereunder or with respect to the obligation of the lessor thereunder, any material default or any event which, after notice or lapse of time or both, would constitute a material default, and, to the knowledge of the Seller without having made any specific investigation for this representation there is no condemnation proceeding pending or threatened which would preclude or impair the use of the Branches currently being used in the conduct of the business of the Seller.

         (c) The leasehold improvements, banking equipment, furniture and fixtures being offered for sale are substantially all of the material assets owned or leased by the Seller and used by it to conduct the business of the Branches, as of the date hereof. The banking equipment which is part of the Assets being sold is, to the Seller's best knowledge and belief, in good operating condition and repair, giving consideration to its age and use and subject to ordinary wear and tear.

         (d) No notice of any violation of zoning laws, building or fire codes, or other statutes, ordinances or regulations relating to the Branches has been received by the Seller.

         (e) Seller has no actual knowledge of any pending notice of any violation of zoning laws, building or fire codes, or other statutes, ordinances, or regulations relating to the Branches, except as disclosed by letter to Purchaser prior to the execution of this Agreement.

3.7      LITIGATION.
         -----------

         There is no investigation, action, arbitration, suit, proceeding or claim pending or threatened against Seller with respect to, or materially, adversely affecting, the Branches or the Assets being purchased hereunder or the Liabilities being assumed hereunder before or by any federal, state, municipal or other governmental department, commission, board, agency, or instrumentality domestic or foreign, nor does there exist any basis or grounds for any such investigation, action, arbitration, suit, proceeding or claim.

3.8      ASSIGNMENT OF CREDIT INSURANCE.
         -------------------------------

         Each credit insurance policy transferred by Seller to Purchaser hereunder is assignable by Seller without the consent of any Loan obligor to which such insurance relates.

3.9      CERTIFICATES OF DEPOSIT.
         ------------------------

         The terms of each certificate of deposit transferred to Purchaser by Seller under this Agreement contain customary early withdrawal penalties.

3.10     QUALITY OF REPRESENTATIONS AND WARRANTIES.
         ------------------------------------------

         No representation or warranty made by Seller in this Agreement contains any untrue statement of a material fact or, to the best of Seller's knowledge, omits to state a material fact necessary to make the statements not made misleading.

3.11     LIMITATION OF WARRANTIES.
         -------------------------

         Except as may be expressly represented or warranted in this Agreement by the Seller, the Seller makes no representations or warranties whatsoever with regard to any assets being transferred, assigned or delivered to the Purchaser or any liability or obligation being assumed by the Purchaser.

3.12     CONSULTANT'S FEES.
         ------------------

         The Seller represents and warrants to Purchaser that it has dealt with no consultant, broker, or finder in connection with any of the transactions contemplated by this Agreement, and that no action has been taken that would give rise to any valid claim for brokerage commission, finder's fee or other like commission. Seller and Purchaser each undertake to indemnify and hold harmless the other and its affiliates against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party.

3.13     ENVIRONMENTAL.
         --------------

         The Seller is not aware of any fact evidencing that the Branches are contaminated with any Hazardous Substance (as defined herein); Seller has not caused and will not cause, and to the best of Seller's knowledge, there never has occurred, the release of any Hazardous

Substance on the Branches. To the best of the Seller's knowledge there is no (i) friable asbestos on the Branches or (ii) underground storage tanks on the Premises. Additionally, to the best of the Seller's knowledge, Purchaser will not incur or be subjected to any "superfund" liability for the clean up, removal or remediation of any Hazardous Substance from the Premises or any liability, cost or expense for the removal of any friable asbestos or underground storage tank from the Premises as a result of the purchase of the Branches. The terms "Hazardous Substance," "release" and "removal" as used herein shall have the same meaning and definition as set forth in paragraphs (14), (22) and (23), respectively, of Title 42 U.S.C. Section 9601 provided, however, that the term "Hazardous Substance" as used herein also shall include "hazardous waste" as defined in paragraph (5) of 42 U.S.C. Section 6903, "petroleum" as defined in paragraph 8 of 42 U.S.C. Section 6991 and petroleum products, including crude oil and any fraction thereof. The term "superfund" as used herein means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, (42 U.S.C. Section 9601 et. seq.), and all rules and regulations promulgated, administered and enforced by any governmental agency or authority pursuant thereto. The term "underground storage tank" as used herein shall have the same meaning and definition as set forth in paragraph (1) of 42 U.S.C.
Section 6991. In the event of the breach of this warranty, Seller shall have the right, at Seller's sole option, to either conduct remedial action to cure the breach, at Seller's sole expense, or to repurchase the affected branch office, at the price paid by Purchaser, plus any improvements thereon, made by Purchaser.

3.14     REPRESENTATIONS AND WARRANTIES AS TO EACH LOAN.
         -----------------------------------------------

         (a) COMPLIANCE WITH LAW: Except for those requirements where failure to comply would not adversely affect enforcement of any such Loan in accordance with the terms thereof or enforcement of any security interest securing such Loan, each Loan, at the time it was originated and made, and the servicing of each Loan complies in all material respects with all requirements of applicable Federal and state laws and regulations thereunder, including, without limitation, consumer credit, equal credit opportunity, disclosure laws (including the Truth in Lending Act and the regulations promulgated thereunder) and usury laws.

         (b) BINDING OBLIGATION: Each Loan constitutes the genuine, legal, valid, and binding payment obligation in writing of the obliger, enforceable by the holder thereof in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency reorganization, liquidation and other similar laws and equitable principles relating to or affecting the enforcement of creditor's rights generally, but in any event, with respect to any collateralized loan, contains rights and remedies that shall permit the ultimate realization against the collateral of the benefit of the security.

         (c) LOAN FILES: The note or equivalent document executed in connection with each Loan is in the related loan file of Seller to be delivered to Purchaser pursuant to Section 2.7(a). The original security agreement, the original recorded mortgage, original recorded chattel or ship mortgage, the receipt copies of all filed financing statements, the original motor vehicle title or any equivalent document related to each Loan is in the related loan file of Seller and establishes in Seller a valid, subsisting and enforceable lien and security interest on the property described therein in the position of priority as set forth in the loan documents. Except as disclosed in writing by Seller, or as approved by Purchaser in writing, since December 31, 1996 no Loan has been satisfied, subordinated, or rescinded, no guarantor or surety of any Loan has been released (in whole or in part), and no collateral has been released from the lien granted by the obligor, guarantor or surety of any Loan, in whole or in part.

         (d) NO AMENDMENT OR WAIVER: No Loan, or any provision thereof, has been amended or waived by Seller, except pursuant to an instrument, writing or entry included in the file relating to that loan or otherwise appropriately reflected in the records of Seller and no such amendment or waiver causes any Loan not to conform to the other warranties contained in this Section. Except as disclosed in writing by seller, or as approved by Purchaser in writing, no Loan, or any provision thereof, has been amended or waived since December 31, 1996.

         (e) NO DEFENSES: No fact exists which would give rise to any valid and enforceable right of rescission, setoff, counterclaim or defense and no such right of rescission, setoff, counterclaim or defense has been asserted with respect to any Loan.

         (f) NO LIENS: There are no liens or claims for work, labor or materials, or unpaid state or federal taxes or judicial liens relating to the collateral for any Loan and which are liens prior to, or equal or coordinate with, the lien securing such Loan.

         (g) COMPLIANCE WITH LOAN DOCUMENTS: Seller is not in material breach of any representation, warranty or covenant contained in any document relating to any Loan.

         (h) NO DEFAULT: No event of default, breach, violation, or event permitting acceleration under the terms of any Loan has occurred or any continuing condition that with notice or lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Loan has arisen, whether or not waived, that materially and adversely affects the interest of Seller in any Loan.

         (i) VALID TRANSFER: No Loan has been sold, assigned or pledged by Seller to any other person or entity, and on the Effective Date Seller will have good and marketable title to each Loan, free and clear of all liens or other encumbrances, will be the sole owner thereof and will have the full right and power to transfer and assign the Loans to Purchaser without any consent by any obligor and, immediately upon the transfer thereof in accordance with this Agreement, Purchaser will have good and marketable title to the Loans, free and clear of all liens or other encumbrances.

         (j) LAWFUL ASSIGNMENT: Each Loan was originated in a jurisdiction under the laws of which the sale, transfer, and assignment of such Loan under this Agreement will not be unlawful, void or voidable.

         (k) ALL FILINGS MADE: All filings, including UCC filings and mortgage recordations, necessary in any jurisdiction to create a perfected security interest or mortgage lien against the collateral applicable to each collateralized Loan have been made.

         (l) CAPACITY OF PARTIES: All parties to each Loan had capacity to execute the loan documents relating thereto.

         (m) CREDIT INSURANCE: Each policy of credit insurance is in full force and effect and each such credit insurance policy is assignable by Seller without the consent of the Loan obligor to which such policy relates.

         (n) TAXES, ASSESSMENTS, INSURANCE PREMIUMS AND OTHER CHARGES: All taxes, governmental assessments, insurance premiums, water charges, sewer charges, municipal charges, ground rents, or other outstanding charges affecting property securing any Loan which previously became due and owing in respect of such property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.

         (o) NO CONDEMNATION, DAMAGE OR WASTE: There is no proceeding pending or threatened for the total or partial condemnation of the property securing any Loan and such property is in good repair and free and clear of any damage or waste that would adversely affect the value of such property as security for the Loan or the use for which the premises were intended and, without limitation of the foregoing, no such property is adversely affected by any environmental problem of the kind contemplated under Section 3.13 hereof.

         (p) NO ADVERSE CIRCUMSTANCES OR CONDITIONS: Seller has no knowledge of any circumstances or condition with respect to any Loan, the obligor or the obligor's credit standing that can reasonably be expected to cause private institutional investors to regard the Loan as an unacceptable investment, cause the Loan to become delinquent, or adversely affect the value or marketability of the Loan.

         (q) HAZARD INSURANCE: If the Loan is a mortgage loan, all buildings upon the related mortgaged property are insured by a generally acceptable insurer against loss by fire, hazards or extended coverage and such other hazards as are customary in the area where such mortgaged property is located. All such insurance policies contain a standard mortgagee clause naming the originator of the mortgage loan, its successors and assigns, as mortgagee and all premiums thereon have been paid. The related mortgage obligates the mortgagor thereunder to maintain all such insurance at mortgagor's cost and expense and to seek reimbursement therefor from the mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of Purchaser or its assignee upon the consummation of the transactions contemplated by this Agreement. Seller has not engaged in, and has no knowledge of the mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either.

                                   ARTICLE IV
                                   ----------
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

         The Purchaser hereby represents and warrants to the Seller as follows:

4.1      CORPORATE ORGANIZATION.
         -----------------------

         The Purchaser is a commercial bank duly organized, validly existing and in good standing under the laws of the State of Ohio. The Purchaser has the corporate power and authority to assume the liabilities being transferred, and to effect the transactions contemplated hereunder.

4.2      NO VIOLATION.
         -------------

         The execution and delivery of this Agreement by Purchaser does not, and the consummation of the transactions contemplated hereby will not constitute (i) a breach or violation of, or a default under, any law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument of Purchaser or to which Purchaser is subject, which breach, violation or default would have a material adverse effect on the financial condition, business or results of operation of Purchaser and its subsidiaries taken as a whole or (ii) a breach or violation of, or a default under, Purchaser's articles of incorporation or by-laws; and the consummation of the transactions contemplated hereby will not require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the consent or approval of any other party to any such agreement, indenture or instrument, other than the approval of applicable regulatory authorities, which shall have been obtained prior to the Effective Date.

4.3      CORPORATE AUTHORITY AND VALIDITY.
         ---------------------------------

         The execution and delivery of this Agreement, and consummation of the transactions contemplated hereunder, have been duly authorized by all necessary corporate action and no further corporate authorization on the part of the Purchaser is necessary to consummate the transactions contemplated hereunder. The Agreement is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject as to enforcement to conservatorship or receivership, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.4      CONSULTANT'S FEES.
         ------------------

         The Purchaser represents and warrants to Seller that it has dealt with no consultant, broker, or finder in connection with any of the transactions contemplated by this Agreement, and that no action has been taken that would give rise to any valid claim for brokerage commission, finder's fee or other like commission. Purchaser and Seller each undertake to indemnify and hold harmless the other and its affiliates against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party.

                                    ARTICLE V
                                    ---------
                 CONDUCT OF BUSINESS PENDING THE EFFECTIVE DATE
                 ----------------------------------------------

5.1      ACTIVITY IN THE ORDINARY COURSE.
         --------------------------------

         (a) The Seller shall conduct the business of the Branches in substantially the same manner as heretofore conducted, and the Seller shall not, with regard to the Branches, engage in any activities or transactions outside its ordinary course of business as conducted as of the date hereof; provided, however, that the Seller need not, in its sole discretion, advertise or promote new or substantially new customer services in the principal market area of the Branches; and

         (b) The Seller shall use its best efforts to preserve its business operation as presently conducted at the Branches, to preserve for the Purchaser the goodwill of the Seller's customers and others doing business with the Branches, and shall cooperate with and assist the Purchaser in assuring the orderly transition of such business from the Seller to the Purchaser. Nothing in this paragraph (b) shall be construed as requiring the Seller to engage in any activities or efforts outside the ordinary course of business as presently conducted.

5.2      INSURANCE AND CASUALTY.
         -----------------------

         Following the execution of this Agreement and prior to the Effective Date, Seller shall maintain its insurance, including but not limited to fidelity bond coverage, covering the operations and properties associated with the Branches. Seller shall cancel its insurance coverage of the Branches on or after the Effective Date.

         In the event of damage to the personal property at the Branches or in the event of damage to the Branches, Seller shall proceed to use the insurance proceeds to repair such damage. If such damage is so substantial as to require major repairs, Seller shall advise Purchaser as to the timing and manner of such repairs and shall consult with Purchaser in connection with the contracts relating thereto. If such repairs are not commenced or completed prior to the Effective Date, Purchaser shall be entitled to the insurance proceeds plus the deductible, limited to actual damages, except for proceeds already disbursed or accrued and payable by the insurer or Seller for repair work, and Purchaser shall assume all of sellers obligations under the contracts executed by Seller, if any, in connection with the repairs.

         If the reconstruction of the Branches is not completed by the Effective Date, Seller shall assign to Purchaser its rights to the lease of a trailer or other equivalent temporary facility.

                                   ARTICLE VI
                                   ----------
           OBLIGATION OF PARTIES PRIOR TO AND AFTER THE EFFECTIVE DATE
           -----------------------------------------------------------

6.1      FULL ACCESS.
         ------------

         The Seller shall afford to the officers and authorized representatives of the Purchaser, upon prior notice, access to the properties, books and records pertaining to the Branches, at reasonable times during normal business hours without interfering with the normal business and operations of the Branches, in order that the Purchaser may have full opportunity to make reasonable investigations of the affairs of the Seller relating to the Branches, and to conduct reasonable due diligence relating to the Loans, and the officers of the Seller shall furnish the Purchaser with such additional financial and operating data and other information as to its business operations at the Branches as may be reasonably necessary for the orderly transfer of the business operations of the Branches, including, without limitation, information required for inclusion in all governmental applications necessary to effect the transactions contemplated hereunder. The Seller agrees to provide to Purchaser monthly reports, as generated in the ordinary course of business, of current deposit balances and rates, maintained at the Branches. Nothing in this Section shall be deemed to require the Seller to breach any obligation of confidentiality or to reveal any proprietary information, trade secrets or marketing or strategic plans. The Seller shall, in addition, afford the Purchaser the opportunity to inspect the Branches being purchased, during normal business hours or at such other time as shall be mutually agreed upon by the Seller and the Purchaser. The Purchaser shall further be afforded the opportunity to conduct environmental assessments or audits of the Premises, at such times and in such manner as shall be mutually agreed upon by the Seller and the Purchaser. In addition thereto, the Purchaser shall be provided opportunity to inspect and copy personnel files of the employees of the Branches.

6.2      REQUIREMENTS TO OBTAIN APPROVAL OF REGULATORY AUTHORITIES.
         ----------------------------------------------------------

         (a) PURCHASER'S REQUIREMENTS. In order to consummate the transactions contemplated by this Agreement, the Purchaser will require the approval of the Superintendent and of the FDIC. No later than thirty (30) days after the execution of this Agreement, the Purchaser shall prepare and file an application with the Superintendent and with the FDIC for approval to consummate the transactions contemplated hereunder and thereafter shall (i) comply with the normal and usual requirements imposed by the Superintendent and with the FDIC applicable to effectuate the transactions contemplated hereunder and (ii) use its good faith efforts on a priority basis to obtain any required permission of the Superintendent and the FDIC to consummate such transactions. The Purchaser agrees to provide the Seller promptly with copies of any application as filed (except for any confidential portions thereof) and all notices, orders, opinions, correspondence and other documents with respect thereto.

6.3      FURTHER ASSURANCES
         ------------------

         The parties hereto agree to execute and deliver such instruments and to take such other actions as the other party may reasonably require in order to carry out the intent of this Agreement. The Seller agrees to duly execute and deliver such bills of sale, acknowledgments and other instruments of conveyance and transfer as, in the reasonable judgment of the Purchaser, shall be necessary and appropriate to vest in the Purchaser the legal and equitable title to the assets of the Seller being sold hereunder, free and clear of all liens and encumbrances except as otherwise noted in the Exhibits hereto. Purchaser and Seller shall share equally Seller's payment of all state or local sales, use or transfer taxes payable in connection with the transactions contemplated hereunder, other than any tax or portion thereof calculated directly or indirectly with respect to the income of Seller or the real estate (Belmont County) conveyance fee.

6.4      EMPLOYEES.
         ----------

         (a) Purchaser will retain all employees of Seller in the Branches as identified by Exhibit G for a period of at least six months beginning at 5:00 p.m. on the Effective Date unless discharged for cause (as determined in sole discretion of Purchaser consistent with Purchaser established personnel practices, procedures and policies). Purchaser agrees to compensate such employees at a minimum, at the levels as listed on Exhibit G. Purchaser agrees to provide comparable benefit levels to Seller's employees as Purchaser provides to its employees, subject nevertheless to the terms of its existing benefit plans. Such benefits shall be effective with their date of employment with Purchaser, and shall include credit for past employment with Seller with respect to eligibility and vesting, not for benefit accrual and only to the extent provided for by Purchaser pursuant to the Purchaser's employee benefit plans (including defined benefit plans, profit sharing plan and vacation plan). Purchaser shall not be liable for payments made or required to be made to the employees' benefit plan(s) prior to the Effective Date, and all funded pension benefits relating to the employees will be distributed to the employees or to the Purchaser. Nothing contained in this Section shall prevent Purchaser from discharging such employees for cause during the six month period described herein.

         (b) Nothing in this Agreement shall obligate or require Purchaser to hire or employ any employee of the Branches not listed on Exhibit "G" after the initial six (6) month period following the Effective Date. For two (2) years after the Effective Date, the acquired Branches employees who become employees of Purchaser by virtue of the consummation of the Agreement on the Effective Date and those former employees of the acquired branches who are terminated, without cause, after the Effective Date, shall be entitled to bid on any job positions posted at Seller and Purchaser. During the two (2) year period after the Effective Date, Purchaser shall notify Seller of any employees of the Branches who are terminated. However, nothing in this Agreement shall obligate Seller to hire such persons bidding on such positions.

6.5      NON-SOLICITATION CLAUSE.
         ------------------------

         The Seller will not, for five (5) years following the Effective Date, intentionally solicit customers whose deposit accounts are included in the deposits shown on Exhibit B (as it may be amended to and including the Effective Date to include additional customers of the Branches) or Loan customers except as may occur in connection with advertising or solicitations directed to the public generally, using print, television or radio, and not targeted to depositors at the Branches. The Purchaser recognizes that the Seller cannot control telemarketing and mass mailings nor distribution of "statement stuffer" materials to customers who hold accounts or maintain banking relationships at other branches of the Seller notwithstanding the fact that some of such customers may also be depositors at the \

Branches, and agrees to permit the Seller to engage in such activities. Where operationally feasible, Seller will use reasonable efforts to prevent any mass mailings from being sent to customers whose Deposit Liabilities or Loans are being transferred to Purchaser.

6.6      RESTRICTION ON NEW BRANCHES.
         ----------------------------

         Seller shall not open a new (or relocate or expand any existing) banking branches or other physical facility, including ATMs, which offers products or services that compete with the deposit or loan business of the Branches within Belmont County for the period beginning upon the execution of this Agreement and ending five (5) years after the Effective Date. The restriction contained in this Section shall not preclude Seller from acquiring or merging with or into an institution which has branches within the area referred to herein.

                                   ARTICLE VII
                                   -----------
                      CONDITIONS TO PURCHASER'S OBLIGATIONS
                      -------------------------------------

         The obligation of the Purchaser to consummate the transactions provided for in this Agreement is conditioned upon fulfillment, at or before the Effective Date, of each of the following conditions:

7.1      REPRESENTATIONS AND WARRANTIES TRUE.
         ------------------------------------

         Each of the representations and warranties contained herein of the Seller shall be true in all respects on the Effective Date as if made on and as of such date, except for any changes permitted by the terms hereof or consented to by the Purchaser in writing.

7.2      OBLIGATIONS PERFORMED.
         ----------------------

         The Seller shall have performed and complied in all material respects with all obligations and agreements contained herein of the Seller required to be performed or complied with by it prior to or at the Effective Date.

7.3      NO ADVERSE LITIGATION.
         ----------------------

         On the Effective Date, no action, suit or proceeding shall be pending or threatened against the Seller which (a) might reasonably be expected to materially and adversely affect the business, results of operations or financial condition of the Branches, or (b) challenges the validity or consummation of the transactions contemplated by this Agreement.

7.4      REGULATORY APPROVAL.
         --------------------

         The Purchaser shall have received from the appropriate regulatory authorities (e.g., the Superintendent and the FDIC) approval to effect the transactions contemplated hereunder. In relation to the Branches, the Seller agrees that it shall, at its own expense, provide appropriate notice to regulatory authorities, customers and such others as may be necessary to satisfy the requirements of the Superintendent and the FDIC.

7.5      CERTIFICATE OF COMPLIANCE.
         --------------------------

         (a) The Seller shall have delivered to the Purchaser a certificate of a duly authorized officer, dated the Effective Date, certifying to the best of such officer's knowledge after reasonable investigation, the fulfillment of all the foregoing conditions.

         (b) The Seller shall have delivered to the Purchaser an opinion of counsel dated the Effective Date, to the effect that Seller is duly organized and existing, has the authority to make the sale, has taken all corporate action necessary to authorize the sale and that the sale will not violate its Articles of Association, By-Laws, or other document or agreement to which it is a party or by which it is obligated.

7.6      COMFORT BY PURCHASER.
         ---------------------

         Nothing shall have come to the attention of the Purchaser, the effect of which reasonably leads the Purchaser to believe that title to any of the Assets being transferred hereunder is impaired or the Deposit Liabilities to be assumed by the Purchaser are not currently at the Branches.

7.7      PAYMENT OF BRANCH EMPLOYEE OBLIGATIONS.
         ---------------------------------------

         As of the Effective Date, all compensation and employee benefits of the branch employees listed on Exhibit G (including but not limited to regular compensation and enumeration, holiday pay, sick pay, fringe benefits, contributions due for or under any funded and/or insured employee pension and/or welfare benefit plans, and other accrued or accruing benefits under any other employee benefit plans, but excluding accrued vacation pay) due or payable by Seller to or for the branch employees shall be fully paid and satisfied or adequate provision shall have been made therefore, and all employment taxes and similar amounts with respect to the branch employees (including but not limited to federal, state and local income withholding taxes, social security contributions (FICA), federal unemployment taxes (FUTA), state unemployment contributions or taxes, workmen's compensation costs, and all other payroll or compensation deductions required by law or authorized by any of said employees) shall have been properly and fully deducted and withheld, and have been or will be (in the ordinary course of business) remitted to the applicable payees or depositories.

7.8      DELIVERY BY SELLER.
         -------------------

         Seller has complied with the provisions of Section 2.7 hereof.

7.9      MATERIAL ADVERSE CHANGE.
         ------------------------

         No material adverse change shall have occurred, in the aggregate, with respect to the Branches or the Assets and Liabilities to be transferred to Purchaser pursuant to this Agreement.

7.10     SATISFACTORY ENVIRONMENTAL AUDIT.
         ---------------------------------

         The Purchaser shall have the right, within thirty (30) days of the date of this Agreement, and at Purchaser's sole expense, to conduct environmental audits of the Premises being purchased. The results of environmental audits conducted by Purchaser at such branches premises shall be communicated to Seller within five (5) days after their receipt by Purchaser and shall satisfy the criteria set-forth in Section 3.13; provided that, in the event that the results of any environmental audits conducted by Purchaser at the premises do not satisfy such criteria, then, notwithstanding anything to the contrary in this Agreement, Purchaser shall have no obligation to purchase or lease the premises related thereto, should Seller elect not to cure, at Seller's expense, and prior to the Effective Date, the environmental defects.

                                  ARTICLE VIII
                                  ------------
                     CONDITIONS TO THE SELLER'S OBLIGATIONS
                     --------------------------------------

         The obligation of the Seller to consummate the transactions provided for in this Agreement is conditioned upon fulfillment, at or before the Effective Date, of each of the following conditions:

8.1      REPRESENTATIONS AND WARRANTIES TRUE.
         ------------------------------------

         Each of the representations and warranties contained herein of the Purchaser shall be true in all respects on the Effective Date as if made on and as of such date, except for any changes permitted by the terms hereof or consented to by the Seller in writing.

8.2      OBLIGATIONS PERFORMED.
         ----------------------

         The Purchaser shall have performed and complied in all material respects with all obligations and agreements contained herein of the Purchaser required to be performed or complied with by it prior to or at the Effective Date.

8.3      NO ADVERSE LITIGATION.
         ----------------------

         On the Effective Date, no action, suit or proceeding shall be pending or threatened against the Purchaser which challenges the validity or consummation of the transactions contemplated under this Agreement.

8.4      REGULATORY APPROVAL.
         --------------------

         The Purchaser shall have received from appropriate regulatory authorities approval to effect the transactions contemplated hereunder.

8.5      CERTIFICATE OF COMPLIANCE.
         --------------------------

         (a) The Purchaser shall have delivered to the Seller a certificate of a duly authorized officer, dated the Effective Date, certifying, to the best of such officer's knowledge after reasonable investigation, the fulfillment of all of the foregoing conditions.

         (b) The Purchaser shall have delivered to the Seller an opinion of counsel dated the Effective Date, to the effect that Purchaser is duly organized and existing, has the authority to make the purchase, has taken all corporate action necessary to authorize the purchase and that the purchase will not violate its Articles of Incorporation, By-Laws, any material indenture or other document or agreement to which it is a party or by which it is obligated.

                                   ARTICLE IX
                                   ----------
                                   TERMINATION
                                   -----------

9.1      METHODS OF TERMINATION.
         ---------------

         This Agreement may be terminated prior to the Effective Date:

         (a)      By the mutual consent, in writing, of Seller and Purchaser;

         (b) By Purchaser, in the event of a material breach by Seller of any representation, warranty or agreement contained herein, which cannot be cured or is not cured by 5:00 p.m. on the fifth (5th) business day after written notice of such breach is given to Seller;

         (c) By Seller, in the event of a material breach by Purchaser of any representation, warranty or agreement contained herein, which cannot be cured or is not cured by 5:00 p.m. on the fifth (5th) business day after written notice of such breach is given to Purchaser;

         (d) By Seller or Purchaser, in the event that the Effective Date does not occur by December 31, 1997.

         (e) By Seller or Purchaser in the event the Superintendent or FDIC deny approval of application of Purchaser for the transaction contemplated under this Agreement.

9.2      PROCEDURE UPON TERMINATION.
         ---------------------------

         In the event of termination pursuant to Section 9.1 hereof, written notice thereof shall forthwith be given to the other party, and this Agreement shall terminate immediately upon receipt of such notice unless an extension is consented to by the party having the right to terminate. If this Agreement is terminated as provided herein:

         (a) each party will return all documents, work papers and other materials of the other party relating to this Agreement whether obtained before or after the execution hereof, to the party furnishing the same; and

         (b) all information received by either party hereto with respect to the business of the other party (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution or filed as public information with any government authority) shall not at any time be used for any purpose by such party or disclosed by such party to third persons.

                                    ARTICLE X
                                    ---------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

10.1     AMENDMENT AND MODIFICATION.
         ---------------------------

         The parties hereto, by mutual consent of their duly authorized officers, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing.

10.2     WAIVER OR EXTENSION.
         --------------------

         Except with respect to required approvals of the applicable governmental authorities, either party, by written instrument signed by a duly authorized executive officer, may extend the time for the performance of any of the obligations or other acts of the other party and may waive (a) any inaccuracies in the representations or warranties in any document delivered pursuant hereto or (b) compliance with any of the undertakings, obligations, covenants or the acts contained herein.

10.3     ASSIGNMENT.
         -----------

         This Agreement and all of the provisions hereof shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, prior to the Effective Date, by either of the parties hereto without the prior written consent of the other.

10.4     SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
         -------------------------------------------

         Subject to the provisions of Section 3.14, the representations warranties, conditions and obligations set out in this Agreement shall be continuing, and shall survive for a period of one (1) year following the effective date.

10.5     PAYMENT OF EXPENSES.
         --------------------

         Except as otherwise specifically provided in this Agreement, each party hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder. Except as otherwise provided herein, any expenses, fees, and costs necessary for any approvals of the appropriate regulatory authorities, or for any notice to depositors of the assumption of Deposit Liabilities provided for in this Agreement shall be paid by the party seeking such approval or giving such notice.

10.6     NOTICES TO BRANCHES CUSTOMERS AND THE PUBLIC.
         ---------------------------------------------

         (a) Unless otherwise mutually agreed to by the parties in writing, after all applicable regulatory approvals have been received, Purchaser may mail a notice to all customers of the Branches for the purpose of advising deposit account owners and Loan customers of Purchaser's impending purchase of the Branches and notifying deposit account owners and Loan customers that, immediately after the Effective Date, Purchaser will provide them, as applicable, with (i) forms of Purchaser's checks to be used in lieu of Seller's forms, which the deposit account owners and Loan customers, as applicable, shall be instructed to destroy upon receipt of Purchaser's forms and (ii) cards issued by the A.T.M. (Automatic Teller Machines) network to which Purchaser belongs, to be used in lieu of the MAC cards previously issued by Seller. Additionally, Purchaser may (a) mail notice to deposit account owners whose Deposit Accounts are located at the Branches notifying such persons of the transfer of their Deposit Account to The Citizens Banking Company Branch and (b) mail to Loan customers any notice of transfer of servicing required under the Real Estate Settlement Procedures Act, or any other applicable federal or state law.

         Prior to mailing, Purchaser shall submit the proposed form of notice to Seller for Seller's review and approval, which approval shall not be unreasonably withheld. Promptly upon receipt thereof Seller shall review said notice, which review shall be completed within five (5) days of receipt. Promptly thereafter Purchaser shall, at its own expense, send such notice to the deposit account owners or Loan customers, as applicable.

         (b) In the event that any notice to deposit account holders may be required by law or by deposit contract, the party required to give such notice shall give said notice at the party's sole expense and provide the other party with a copy of said notice.

         (c) After all applicable regulatory approvals have been received Seller shall mail a notice to all Branches customers for the purpose of advising said customers of the transactions contemplated by this Agreement.

         (d) Purchaser and Seller agree to issue a joint press release immediately after the execution of this Agreement. Such press release shall be approved by both Seller and Purchaser in advance of its issuance.

         (e) Until consummation of this Agreement the Purchaser will not intentionally solicit customer's whose deposit accounts are included in the deposits shown on Exhibit "B' (as may be amended to and including the Effective Date to include additional customers of the Branches) or Loan customers except as may occur in connection with advertising or solicitations directed to the public generally, using print, television or radio, and not targeted specifically to depositors at the Branches identified on Exhibit "A". The Seller recognizes that the Purchaser cannot control telemarketing and mass mailings nor distribution of "statement stuffer" materials to customers who hold accounts or maintain banking relationships at other branches of the Purchaser not withstanding the fact that some of such customers may also be depositors at Branches and agreed to permit the Purchaser to engage in such activities. Where operationally feasible Purchaser will use reasonable efforts to prevent any mass mailings from being sent to customers who maintain deposits and have loans or are otherwise customers of the Seller.

10-7     ADDRESSES FOR NOTICES, ETC.
         ---------------------------

         All notices, requests, demands, consents and other communications provided for hereunder and under the related documents shall be in writing (including facsimile communication) and mailed (by registered or certified mail) or telegraphed or delivered to the applicable party at the addresses indicated below:

         If to the Seller:
         The Metropolitan Savings Bank of Ohio
         1 Federal Plaza West
         Youngstown, Ohio 44503
         Attention: Samuel K. Sollenberger, Chairman,
                    President and Chief Executive Officer

         With a Copy to:
         F.N.B. Corporation
         Hermitage Square
         Hermitage, Pennsylvania 16148
         Attention: James G. Orie, Corporate Counsel

         If to the Purchaser:

         The Citizens Banking Company
         10 E. Main Street, Box 247
         Salineville, Ohio  43945
         Attention: Marty E. Adams, President and Chief Executive Officer

         With a Copy to:
         Citizens Bancshares, Inc.
         66 East Main Street
         Salineville, Ohio 43945
         Attention: Rick L. Hull, General Counsel or, as to each party, at such other address as shall be designated by such party in written notice to the other party complying as to delivery with the terms of this Section.

10.8     CONFIDENTIALITY.
         ----------------

         The Purchaser and Seller agree that it is necessary to maintain the confidentiality of this transaction. Both parties agree to limit the distribution of information to certain employees on a need-to-know basis.

10.9     COUNTERPARTS.
         -------------

         This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.10    HEADINGS.
         ---------

         The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof.

10.11    GOVERNING LAW.
         --------------

         This Agreement shall be governed by, and construed in accordance with, the substantive law of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their corporate seals to be affixed as of the date first written above.

[SEAL]                              THE METROPOLITAN SAVINGS BANK OF OHIO

Attest:                             By: /s/ Samuel K. Sollenberger
                                       ----------------------------------
                                            Samuel K. Sollenberger
                                            Chairman, President and Chief Executive Officer
  /s/ Joanne C. Knapp
----------------------------
         Secretary

[SEAL]                              THE CITIZENS BANKING COMPANY

Attest:                             By: /s/ Marty E. Adams
                                       ----------------------------------
                                            Marty E. Adams
                                            President and Chief Executive Officer
 /s/ Tracey L. Reeder
----------------------------
         Secretary

                                  "EXHIBIT "A"

                                    Branches

             124 East Main Street, Barnesville, Ohio 43713
             22 South 4th Street, Martins Ferry, Ohio 43925
             142 West Main Street, St. Clairsville, Ohio 43950

                                   Exhibit "B"
                                 (1 of 4 Pages)
                      The Metropolitan Savings Bank of Ohio
                            ___________, ____, 19___

ALL OFFICES


                                        Percent     Associated       Accrued       Percent       Number of       Percent    Average
Account Type              Balance      of Total       Yield          Interest     of Total       Accounts       of Total    Balance
------------              -------      --------       -----          --------     --------       --------       --------    -------
                           ($000)        (%)          (%)             ($000)         (%)            (#)            (%)       ($000)



Transaction Accounts:
   Demand Deposits
   NOW Accounts
   Money Market

     TOTAL:

Savings Accounts

Time Deposits

    TOTAL DEPOSITS:

                                 Exhibit "B"

                    The Metropolitan Savings Bank of Ohio
                           ___________, ____, 19___


124 East Main Street, Barnesville, Ohio 43713

                                        Percent     Associated       Accrued       Percent       Number of       Percent    Average
Account Type              Balance      of Total       Yield          Interest     of Total       Accounts       of Total    Balance
------------              -------      --------       -----          --------     --------       --------       --------    -------
                           ($000)        (%)          (%)             ($000)         (%)            (#)            (%)       ($000)




Transaction Accounts:
   Demand Deposits
   NOW Accounts
   Money Market

     TOTAL:

Savings Accounts

Time Deposits

    TOTAL DEPOSITS:


                                   Exhibit "B"

                      The Metropolitan Savings Bank of Ohio
                            ___________, ____, 19___


22 South 4th Street, Martins Ferry, Ohio 43925

                                        Percent     Associated       Accrued       Percent       Number of       Percent    Average
Account Type              Balance      of Total       Yield          Interest     of Total       Accounts       of Total    Balance
------------              -------      --------       -----          --------     --------       --------       --------    -------
                           ($000)        (%)          (%)             ($000)         (%)            (#)            (%)       ($000)




Transaction Accounts:
   Demand Deposits
   NOW Accounts
   Money Market

     TOTAL:

Savings Accounts

Time Deposits

    TOTAL DEPOSITS:


                                 Exhibit "B"

                    The Metropolitan Savings Bank of Ohio
                           ___________, ____, 19___


142 West Main Street, St. Clairsville, Ohio 43950

                                        Percent     Associated       Accrued       Percent       Number of       Percent    Average
Account Type              Balance      of Total       Yield          Interest     of Total       Accounts       of Total    Balance
------------              -------      --------       -----          --------     --------       --------       --------    -------
                           ($000)        (%)          (%)             ($000)         (%)            (#)            (%)       ($000)





Transaction Accounts:
   Demand Deposits
   NOW Accounts
   Money Market

     TOTAL:

Savings Accounts

Time Deposits

    TOTAL DEPOSITS:


                                  "EXHIBIT "C"

                                  Cash On Hand

                       (To be provided on Effective Date)

                                  "EXHIBIT "D"
                       Form of Assignments and Assumptions
                                 Four Documents

                        ASSIGNMENT OF DEPOSIT LIABILITIES
                        ---------------------------------

         The Metropolitan Savings Bank of Ohio ("Metropolitan"), pursuant to terms of the Purchase and Assumption Agreement dated ___________, ___, 1997 (the "Agreement"), hereby transfers and assigns to The Citizens Banking Company liabilities of Metropolitan to the holders of deposit accounts in the amount of the deposit accounts, including interest accrued thereon through ___________, 1997, issued by Metropolitan and domiciled at the branch offices previously operated by Metropolitan as listed on Exhibit "A" of the Agreement.

         This without recourse to Metropolitan, except as may otherwise be provided by the terms and conditions of the Agreement.

ATTEST:                          THE METROPOLITAN SAVINGS BANK OF
                                 OHIO


-----------------------          --------------------------------------------
        Secretary                Samuel K. Sollenberger
                                 Chairman, President and Chief Executive Officer

                               ASSIGNMENT OF LOANS
                               -------------------

         The Metropolitan Savings Bank of Ohio ("Metropolitan") pursuant to terms of the Purchase and Assumption Agreement dated ___________ ___, 1997 (the "Agreement"), hereby transfers and assigns to The Citizens Banking Company all Loans (as defined in the Agreement) issued by Metropolitan through the close of business on ________ ___, 1997 and domiciled at the Barnesville Office, Martins Ferry Office and St. Clairsville Office that are sold branch offices previously operated by Metropolitan as listed on Exhibit "A" of the Agreement.

         This assignment is subject to the terms and conditions of the Agreement and is without recourse to Metropolitan, except as may otherwise be provided by the terms and conditions of the Agreement.

ATTEST:                         THE METROPOLITAN SAVINGS BANK OF
                                OHIO


--------------------------      ---------------------------------------------
        Secretary               Samuel K. Sollenberger
                                Chairman, President and Chief Executive Officer

                        ASSUMPTION OF CERTAIN LIABILITIES
                        ---------------------------------

KNOWN ALL MEN BY THESE PRESENTS THAT:

         WHEREAS, The Metropolitan Savings Bank of Ohio, a savings bank chartered and existing under the laws of the State of Ohio (the "Seller"), and The Citizens Banking Company, a commercial bank chartered and existing under the laws of the State of Ohio (the "Purchaser"), are parties to a certain Purchase and Assumption Agreement dated as of _____________ ___ 1997 (the "Agreement"), pursuant to which for the consideration and upon other terms and conditions therein prescribed, the Seller is this day transferring, conveying, assigning and delivering to the Purchaser certain of the Seller's assets and liabilities associated with the branch office of the Seller listed on Exhibit "A" of the Agreement; and

         WHEREAS, the Agreement requires that, in connection with the transfer, assignment, conveyance and delivery to the Purchaser of such assets and liabilities, the Purchaser shall assume and agree to pay, perform and discharge certain liabilities and duties of the Seller;

         NOW THEREFORE, in consideration of the premises and in accordance with the provisions of the Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Purchaser hereby agrees to pay, perform and discharge such liabilities and obligations of the Seller as the same exist at the time of the delivery of this instrument as follows:

         (a) The deposit liabilities of the Seller attributed on the records of account of the Seller to the Branch, as listed on Exhibit "A" to the Agreement updated as of the close of business on the business day immediately preceding the date hereof, a copy of which Exhibit is attached hereto;

         (b) All other liabilities and obligations of the Seller with respect to the Branch to the extent described in the Agreement transferred and delivered to the Purchaser.

         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf by duly authorized officers and its corporate seal to be affixed hereto, this ______ day of ________________________, 1997.


                                 PURCHASER:

ATTEST:                          THE CITIZENS BANKING COMPANY


------------------------         ---------------------------------------------
        Secretary                Marty E. Adam
                                 Chairman and Chief Executive Officer

[SEAL]


AGREED:

                                 SELLER:

ATTEST:                          THE METROPOLITAN SAVINGS BANK OF
                                 OHIO

------------------------         ----------------------------------------------
        Secretary                Samuel K. Sollenberger
                                 Chairman, President and Chief Executive Officer

[SEAL]

                           ASSIGNMENT OF MORTGAGES
                           -----------------------


KNOWN ALL MEN BY THESE PRESENTS THAT:

         WHEREAS, The Metropolitan Savings Bank of Ohio, a savings bank organized and existing under the laws of the State of Ohio, having its principal office and place of business in Youngstown, Mahoning County, Ohio, and certain branch offices that have been sold pursuant to a certain Purchase and Assumption Agreement dated ________, ___, 1997, located in Belmont County, Ohio, the Mortgagee below named, for and in consideration of the sum of One ($1.00) Dollar lawful money of the United States of America and other good and valuable consideration to it in hand paid by The Citizens Banking Company, a commercial bank chartered and existing under the laws of the State of Ohio, having its principal office located in Salineville, Columbiana County, Ohio, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred and set over, and by these presents does grant, bargain, sell, assign, transfer and set over unto The Citizens Banking Company, its successors and assigns, the mortgages attached hereto as Exhibit "A" and made a part hereof, together with all the rights, remedies, estates and incidents, contained therein and created thereby; together with the bond or obligation mentioned in said mortgages, and thereby intended to be secured, and warrant of attorney to confess judgment therein contained, if any, and all money due and to become due therefrom.

         TO HAVE AND TO HOLD the same unto The Citizens Banking Company, its successors and assigns, to them and their proper use and behoof, and hereby direct the Recorder of Deeds of Mahoning County and Belmont County, Ohio to note upon the margin of the record of each Mortgage, this Assignment thereof.

         IN WITNESS WHEREOF, The Metropolitan Savings Bank of Ohio has caused its corporate seal to be affixed to this instrument by the hand of its Chairman, President and Chief Executive Officer and the same to be duly attested by its Secretary this _____ day of _______, 1997.

ATTEST:                        THE METROPOLITAN SAVINGS BANK OF
                               OHIO



-----------------------        -----------------------------------------------
        Secretary              Samuel K. Sollenberger
                               Chairman, President and Chief Executive Officer

[SEAL]

                                  "EXHIBIT "E"

                          BRANCH INFORMATION MEMORANDUM
            EXAMPLE OF SETTLEMENT SCHEDULE FOR BRANCH OFFICE PURCHASE

Sum of :
--------

         Total deposit liabilities assumed                          $__________
            (Including accrued interest)

         Uncollected fees or rentals
         on sale deposit boxes                                      $__________

Minus:
------

         Premium due Seller                                         $__________

         Net book value of real estate                              $__________

         Loan Purchase Price                                        $__________

         Carrying value of FF&E                                     $__________

         Cash on Hand                                               $___________

         Adjustment to prorate expenses (1):
             Plus:       Accrued expenses       $__________
             Minus:      Prepaid expenses       $__________
                         Net expenses adjustment                    $__________

Equals:
-------

         Cash due Buyer at closing                                  $__________

(1) Typically includes adjustments for property taxes, insurance, FDIC deposit insurance Lease payments, and maintenance contracts.

                                  "EXHIBIT "F"


                                      LOANS
                                      -----

Loan by Type:

                           Application                           Balance
                              Amount            Number             Sheet
                              ------            ------           --------

Business Loans             $                                     $
Credit Lines               $                                     $
Personal Loans             $                                     $
Real Estate Loans          $                                     $

                           $                                     $
+ Overdrafts                                                     $

TOTAL LOANS:                                                     $____________

                                 "EXHIBIT "G"

                                  Employees

Branch Name                Position         Assigned/Branch        Date of Employ           Salary
-----------                --------         ---------------        --------------           ------

Barnesville Office



--------------------------------------------------------------------------------
Martins Ferry Office



--------------------------------------------------------------------------------
St. Clairsville Office

                                  "EXHIBIT "H"

                           Deposit Premium Allocation

                          (To be provided by Purchaser)

                                  "EXHIBIT "I"

                              Limited Warranty Deed

                           (To be provided at closing)

                                  "EXHIBIT "J"

                                Brokered Deposits

                          (To be furnished at closing)

                                  "EXHIBIT "K"

                            Personal Property Leases

                          (To be provided at closing)

                                  "EXHIBIT "L"

                                    Contracts

                           (To be provided at closing)

                                  "EXHIBIT "M"

                                  Bill of Sale

         In consideration of the Deposit Premium set forth in the June ___, 1997 Purchase and Assumption Agreement, receipt of which is hereby acknowledged, The Metropolitan Savings Bank of Ohio sells, assigns, and transfers to The Citizens Banking Company the following described property: All the furniture, fixtures, equipment and other personalty of the three (3) Branches described on Exhibit "A", attached hereto.

         Executed on this ____ day of ____________, 1997.

                              THE METROPOLITAN SAVINGS BANK OF OHIO

                              --------------------------------------------
                              Samuel K. Sollenberger
                              Chairman, President and Chief Executive Officer